Securities Act Registration No. 333-184138

Investment Company Act Registration No. 811-22753

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

  ☐

Pre-Effective Amendment No. __

  ☑

Post-Effective Amendment No. 2

and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

  ☑

Amendment No. 3

(Check appropriate box or boxes.)

CCA Investments Trust

(Exact Name of Registrant as Specified in Charter)

190 North Canon Dr., Suite 402

Beverly Hills, CA 90210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (310) 432-0010

CT Corporation System

Corporation Trust Center

1300 East 9th Street

Cleveland, OH  44114

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☑ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CCA CORE RETURN FUND

Load Class	Shares	[CORLX]

CCA AGGRESSIVE RETURN FUND

Load Class	Shares	[RSKLX]

PROSPECTUS

[_________, 2014]

Advised by:

Checchi Capital Fund Advisers, LLC.

Beverly Hills, CA

Sub-Adviser:
Checchi Capital Advisers, LLC
Beverly Hills, CA

1-800-595-4866

 www.ccafunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

CCA CORE RETURN FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	5
Investment Adviser	5
Sub-Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
CCA AGGRESSIVE RETURN FUND SUMMARY	6
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Investment Risks	8
Performance	11
Investment Adviser	11
Sub-Adviser	11
Portfolio Managers	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	12
Investment Objective	12
Principal Investment Strategies	12
Principal Investment Risks	15
MANAGEMENT	19
Investment Adviser	19
Sub-Adviser	19
Portfolio Managers	20
HOW SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	20
Share Classes	20
Minimum Investments	21
Opening an Account	22
Automatic Investment Plans	24
Other Purchase Information	24
HOW TO REDEEM SHARES	24
Redeeming Shares	24
Redeeming by Mail	25
Telephone Redemptions	25
Redemptions In-Kind	25
Additional Redemption Information	26
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	28
Dividends and Distributions	28
Taxes	28
DISTRIBUTION OF SHARES	29
Distributor	29
Distribution Fees	29
Additional Compensation to Financial Intermediaries	29
HOUSEHOLDING	30
FINANCIAL HIGHLIGHTS	30
PRIVACY NOTICE	31
FOR MORE INFORMATION	Back Cover

CCA CORE RETURN FUND SUMMARY

INVESTMENT OBJECTIVE:  The Fund seeks to provide long-term total return.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of [Load Class] shares if you and your family invest, or agree to invest in the future, at least [$_____]  in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page [__] of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	[Load] Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	[____]
Maximum Deferred Sales Charge (Load) (as a % of original purchase price if redeemed within 12 months)	[1.00%]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	[None]
Other Expenses (1)	[2.09%]
Acquired Fund Fees and Expenses (1) (2)	[0.03%]
Total Annual Fund Operating Expenses	[2.87%]
Fee Waiver (3)	[(1.97)%]
Total Annual Fund Operating Expenses After Fee Waiver	[0.90%]

(1)

Based on estimated amounts for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

(3)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through [March 31, 2015,] to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class or Investor Class shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
[_Load]	[$__]	[$___]

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance.  For the fiscal period ended November 30, 2013, the Fund’s portfolio turnover rate was [____%] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund attempts to capture the performance of 90% of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on all securities other than those that have the highest expected return sensitivity, as determined by the Fund’s sub-adviser, Checchi Capital Advisers, LLC (“CCA”).  For this purpose, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  The algorithm uses fundamental and technical variables to score each security.  The sub-adviser periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.  CCA manages the Fund to closely approximate the key characteristics of the nine deciles other than the top decile (i.e., the 90% of the world’s securities by market value, excluding the 10% that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the nine deciles.  The securities in the nine deciles will change from time to time.  Every two months, CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.

The Fund anticipates that approximately 40-60% of its assets will be selected to track the MSCI ACWI All Cap Index, a market capitalization weighted index designed to measure the performance of developed and emerging market equity securities. The Fund anticipates that approximately 40-60% of its assets will be selected to track the Barclays Global Aggregate Index, which provides a broad-based measure of the global fixed income market and has three major components, the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.  The Fund will periodically rebalance its portfolio to approximate the world’s allocation of equity and fixed income securities, less those allocated to the top decile described above.

The Fund may invest in fixed income securities of any maturity or credit rating, although CCA expects that the Fund’s fixed income securities will consist primarily of securities rated investment grade or higher (BBB- or higher by S&P or Baa3 or higher by Moody’s).  The Fund may also invest in exchange traded funds (ETFs) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the sub-adviser believes market conditions are appropriate.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.  The Fund is subject to the risks associated with the global stock and bond markets, any of which could cause an investment to lose money.

Management Risk.  The sub-adviser's dependence on its proprietary algorithm methodology and judgments about the attractiveness, value and potential appreciation of particular sectors, asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Fund is also subject to sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target of 90% of the investable world securities.

Foreign Investment Risk. Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Emerging Market Risk.  At times the Fund may have exposure to emerging markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  Investments in emerging markets may be considered speculative.  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operations.  The adviser is also new with a limited history of operations.  While the sub-adviser has been acting as an investment adviser for more than four years, these are the first mutual funds it has managed.

Smaller Company Risk.  Investments in securities issued by smaller capitalization companies (including micro-cap, small-cap and mid-cap) involve greater risk than investments in large-capitalization companies.  The value of securities issued by smaller capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrower markets and more limited managerial and financial resources than large-cap companies.  The Fund’s investments in smaller capitalization companies may increase the volatility of the Fund’s portfolio.

Fixed Income Risk.  The Fund is also subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.  The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.  For mortgage-backed securities, this risk is known as prepayment risk.

High Yield (Junk) Bond Risk.  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Defaulted Securities Risk.  Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative, as are junk bonds in general.

Market Risk.  The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  Equity securities generally have greater price volatility than fixed income securities.

ETF Risk.  Investments in ETFs involve duplication of investment advisory fees and certain other expenses. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Adverse Market Conditions Risk.  The performance of the Fund is designed to correlate to the performance of a portion of the universe of investable securities throughout the world.  As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Liquidity Risk.  The markets for certain lightly traded equity securities are often not as liquid as markets for larger capitalization equity securities.  For example, relatively few market makers support the secondary markets for certain equity securities and the trading volume is generally lower.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Leverage Risk.  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

PERFORMANCE:

[Performance for the Institutional Class will be provided on amendment]

INVESTMENT ADVISER:  Checchi Capital Fund Advisers, LLC (“CCFA”).

SUB-ADVISER:  Checchi Capital Advisers, LLC (“CCA”).

PORTFOLIO MANAGERS:  Adam Checchi  and Samuel Pfister have served the Fund as portfolio managers since the Fund  commenced operations in 2012.  Mr. Checchi is the  Managing Director of the sub-adviser and Mr. Pfister is a Founding Partner and Director of Analysis of the sub-adviser.

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may redeem shares by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment for Institutional Class shares is $100,000 and $100, respectively for all accounts. The minimum initial and subsequent investment for Investor Class shares is $2,500 and $100, respectively.  However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

CCA AGGRESSIVE RETURN FUND SUMMARY

INVESTMENT OBJECTIVE:  The Fund seeks to provide long-term total return.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of [Load Class] shares if you and your family invest, or agree to invest in the future, at least [$_____]  in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page [__] of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Load Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	[5.25%]
Maximum Deferred Sales Charge (Load) (as a % of original purchase price if redeemed within 12 months)	[1.00%]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	[None]
Other Expenses (1)	[2.09%]
Acquired Fund Fees and Expenses (1) (2)	[0.03%]
Total Annual Fund Operating Expenses	[2.87%]
Fee Waiver (3)	[(1.97)%]
Total Annual Fund Operating Expenses After Fee Waiver	[0.90%]

(1)

Based on estimated amounts for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

(3)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through [March 31, 2015,] to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class or Investor Class shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
[Load]	[$___]	[$___]

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance.  For the fiscal period ended November 30, 2013, the Fund’s portfolio turnover rate was [____%] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund attempts to capture the performance of the riskier portion of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on those described securities that have the highest expected return sensitivity, as determined by the Fund’s sub-adviser, Checchi Capital Advisers, LLC (“CCA”).  For this purpose, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  The algorithm uses fundamental and technical variables to score each security.  The sub-adviser periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.  CCA manages the Fund to closely approximate the key characteristics of the top decile (i.e., the 10% of the world’s securities by market value that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the top decile.  The securities in the top decile will change from time to time.  Every two months, CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.  The mix between equity and fixed income securities is expected to vary significantly from time to time, and it is possible for the Fund to be 100% invested in either asset class at any time.

The Fund’s adviser, Checchi Capital Fund Advisers, LLC (“CCFA”), and sub-adviser, CCA, consider the Fund to be aggressive and subject to substantially more risk than the CCA Core Return Fund (see below).  The Fund is expected to be less diversified among asset classes and sectors of the domestic and international equity and fixed income markets, and to be subject to greater risk of loss and higher volatility than the CCA Core Return Fund.

It is likely that a substantial portion of the Fund’s equity investments will consist of securities of companies with smaller market capitalizations (including mid cap, small cap and micro cap securities) in developed and emerging countries and that a substantial portion of the Fund’s fixed income securities will consist of securities rated below investment grade (BB+ or lower by S&P and Ba1 or lower by Moody’s), or so called “junk bonds,” of companies in developed and emerging market countries.  The Fund may invest in fixed income securities of any maturity or credit rating.  The Fund may also invest in exchange traded funds (ETFs) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the sub-adviser believes market conditions are appropriate.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.  The Fund is subject to the risks associated with the global stock and bond markets, any of which could cause an investment to lose money.

Management Risk.  The sub-adviser's dependence on its proprietary algorithm methodology and judgments about the securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Fund is also subject to sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target allocation of the top decile of investable world securities that provide the highest expected return sensitivity.

Foreign Investment Risk. Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Emerging Market Risk.  The Fund intends to have exposure to emerging markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  Investments in emerging markets may be considered speculative.  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Sector Risk.  Equity securities within the same sector (e.g. Technology) may decline in price due to sector-specific market or economic developments.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operations.  The adviser is also new with a limited history of operations.  While the sub-adviser has been acting as an investment adviser for more than four years, these are the first mutual funds it has managed.

Smaller Company Risk.  Smaller cap equity securities (including micro-cap, small-cap and mid-cap) involve greater risk than investments in large-cap companies and may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.

Fixed Income Risk.  The Fund is also subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.  The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.  For mortgage-backed securities, this risk is known as prepayment risk.

High Yield (Junk) Bond Risk.  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Defaulted Securities Risk.  Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative, as are junk bonds in general.

Market Risk.  The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  The Fund may, at times, become focused in stocks of a particular sector, category, or group of companies.  Equity securities generally have greater price volatility than fixed income securities.

ETF Risk.  Investments in ETFs involve duplication of investment advisory fees and certain other expenses. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Adverse Market Conditions Risk.  The performance of the Fund is designed to correlate to the performance of a portion of the universe of investable securities throughout the world.  As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Liquidity Risk.  The markets for certain lightly traded equity securities are often not as liquid as markets for larger capitalization equity securities.  For example, relatively few market makers support the secondary markets for certain equity securities and the trading volume is generally lower.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Leverage Risk.  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

PERFORMANCE:

[Performance for the Institutional Class will be provided on amendment]

INVESTMENT ADVISER:  Checchi Capital Fund Advisers, LLC.

SUB-ADVISER: Checchi Capital Advisers, LLC.

PORTFOLIO MANAGERS:  Adam Checchi and Samuel Pfister have served the Fund as portfolio managers since the Fund commenced operations in 2012.  Mr. Checchi is the Managing Partner of the sub-adviser and Mr. Pfister is the Founding Partner and Director of Analysis of the sub-adviser.

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may redeem shares by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment for Institutional Class Shares is $100,000 and $100, respectively.  The minimum initial and subsequent investment for Investor Class Shares is $2,500 and $100, respectively.   However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE:

The CCA Core Return Fund seeks to provide long-term total return.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

The CCA Aggressive Return Fund seeks to provide long-term total return.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

The CCA Core Return Fund and the CCA Aggressive Return Fund are managed by CCFA and CCA as complementary investment vehicles designed to provide aggregate exposure to the world’s investable equity and fixed income securities.  The CCA Aggressive Return Fund is managed to provide investment results that correspond generally to the performance of the top decile of the world’s securities, as determined by CCA’s proprietary algorithm.  The CCA Core Return Fund is managed to provide investment results that correspond generally to the performance of the securities in the other nine deciles.  Therefore, an investment of approximately 90% in the CCA Core Return Fund and 10% in the CCA Aggressive Return Fund is expected to have risk and return characteristics similar to those of the world’s aggregate capital markets.  Investors should invest in the Funds in accordance with their risk tolerance.  Aggressive investors may choose to allocate substantially more of their investment to the CCA Aggressive Return Fund, recognizing that while the Fund offers potential for greater returns, it also has greater investment risk.

CCA Core Return Fund

The Fund attempts to capture the performance of 90% of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on all securities other than those that have the highest expected return sensitivity, as determined by the Fund’s sub-adviser, CCA.  For this purpose, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  The algorithm uses fundamental and technical variables to score each security.  The sub-adviser periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.  CCA manages the Fund to closely approximate the key characteristics of the nine deciles other than the top decile (i.e., the 90% of the world’s securities by market value, excluding the 10% that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the nine deciles.  The securities in the nine deciles will change from time to time.  Every two months, CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.

The Fund anticipates that approximately 40-60% of its assets will be selected to track the MSCI ACWI All Cap Index, a market capitalization weighted index designed to measure the performance of developed and emerging market equity securities.  The Fund anticipates that approximately 40-60% of its assets will be selected to track the Barclays Global Aggregate Index, which provides a broad-based measure of the global fixed income market and has three major components, the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.  The Fund will periodically rebalance its portfolio to approximate the world’s allocation of equity and fixed income securities, less those allocated to the top decile described above (from which the securities for the CCA Aggressive Return Fund will be sampled).  Rebalancing will be triggered by changes in the aggregate market value of global equity and fixed income securities and the sub-adviser’s liquidity assessment of the market.  At times of illiquidity in certain markets, the sub-adviser may deviate from global market values to protect Fund investors from high trading spreads in a particular market or security.

The Fund may invest in fixed income securities of any maturity or credit rating, although CCA expects that the Fund’s fixed income securities will consist primarily of securities rated investment grade or higher (BBB- or higher by S&P or Baa3 or higher by Moody’s).  The Fund may also invest in exchange traded funds (ETFs) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the sub-adviser believes market conditions are appropriate.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

CCA Aggressive Return Fund

The Fund attempts to capture the performance of the riskier portion of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on those securities that have the highest expected return sensitivity, as determined by the Fund’s sub-adviser, CCA.  For this purpose, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  The algorithm uses fundamental and technical variables to score each security.  The sub-adviser periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.  CCA manages the Fund to closely approximate the key characteristics of the top decile (i.e., the 10% of the world’s securities by market value that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the top decile.  The securities in the top decile will change from time to time.  Every two months, CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.  The mix between equity and fixed income securities is expected to vary significantly from time to time, and it is possible for the Fund to be 100% invested in either asset class at any time.

The Fund’s adviser, CCFA, and sub-adviser, CCA, consider the Fund to be aggressive and subject to substantially more risk than the CCA Core Return Fund (see above).  The Fund is expected to be less diversified among asset classes and sectors of the domestic and international equity and fixed income markets, and to be subject to greater risk of loss and higher volatility than the CCA Core Return Fund.

It is likely that a substantial portion of the Fund’s equity investments will consist of securities of companies with smaller market capitalizations (including mid cap, small cap and micro cap securities) in developed and emerging countries and that a substantial portion of the Fund’s fixed income securities will consist of securities rated below investment grade (BB+ or lower by S&P and Ba1 or lower by Moody’s), or so called “junk bonds,” of companies in developed and emerging market countries.  The Fund may invest in fixed income securities of any maturity or credit rating.  The Fund may also invest in exchange traded funds (ETFs) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the sub-adviser believes market conditions are appropriate.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

PRINCIPAL INVESTMENT RISKS:

The following Principal Investment Risks apply to both Funds, unless otherwise noted.

Management Risk.  The sub-adviser’s judgments about the individual securities in which either Fund invests, may prove to be incorrect and there is no guarantee that the sub-adviser’s judgment will produce the desired results. In addition, the sub-adviser will adjust the Funds’ holdings based upon its proprietary algorithm and sampling of the world’s investable equity and fixed income securities to mirror the top 10% or remaining 90% of securities, respectively, based upon the sub-adviser’s scoring of a variety of factors.  Each Fund is also subject to sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target of 10% or 90% (respectively) of the investable world securities.  If that assessment proves incorrect, the respective Fund’s value may be adversely affected.

Foreign Investment Risk.  Foreign investments, including through ADRs, may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Emerging Markets Risk.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Sector Risk.  Equity securities within the sector (e.g. Technology) may rise or decline in price due to sector-specific market or economic developments. If the sub-adviser invests a significant portion of the CCA Aggressive Return Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Individual Security Risk.  The value of either Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.  The CCA Aggressive Opportunity Funds may be more sensitive to an individual security’s returns because it seeks to invest a sampling of securities which it believes replicate the world’s securities by market value that provide the highest expected return sensitivity – and therefore may experience the highest volatility.

Limited History of Operations Risk.  The Funds are new mutual funds and have a limited history of operation.  These are the first mutual funds the adviser and sub-adviser have managed.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.  As a result, investors cannot judge the sub-adviser by its track record of managing such accounts.

Smaller Company Risk.  Both Funds are subject to smaller company risk.  Securities of smaller companies (including micro-cap, small-cap and mid-cap) may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Fixed Income Risk.  The Funds are also subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that a Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.  A Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.  For mortgage-backed securities, this risk is known as prepayment risk.

High Yield (Junk) Bond Risk.  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and a Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease a Fund's share price and junk bonds are considered speculative.

Defaulted Securities Risk.  Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Market Risk.  Equity security prices can rise or decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. Overall securities market risks affect the value of individual securities in which the Funds invest.  Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, and political events affect the US and international securities markets.  When the value of a Fund's investments goes down, your investment in such Fund decreases in value and you could lose money.

ETF Risk.  Investments in ETFs involve duplication of investment advisory fees and certain other expenses.  In addition, because certain ETFs are listed on national stock exchanges and are traded like equity securities listed on an exchange, their shares potentially may trade at a discount or a premium.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

Adverse Market Conditions Risk.  The performance of each Fund is designed to correlate to the performance of a portion of the universe of investable securities throughout the world.  As a consequence, a Fund’s performance will suffer during conditions that are adverse to its investment goals.

Liquidity Risk.  The markets for certain lightly traded equity securities are often not as liquid as markets for larger capitalization equity securities.  For example, relatively few market makers characterize the secondary markets for certain equity securities and the trading volume is generally lower.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. The Funds may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid, and the proportion of the Funds’ assets invested in illiquid securities may increase. Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.

Leverage Risk.  Borrowing magnifies the potential for gain or loss of a Fund, and therefore increases the possibility of a fluctuation in the Fund’s net asset value (“NAV”).  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.

Temporary Investments.  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that either Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure.  A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

MANAGEMENT

INVESTMENT ADVISER:  Checchi Capital Fund Advisers, LLC, (“CCFA”), located at 190 North Canon Dr., Suite 402, Beverly Hills, CA 90210, serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, CCFA is responsible for the overall management of the Funds’ investment portfolios.  CCFA is a Delaware limited liability company formed in 2012 to provide investment advisory services to the Funds.  The Funds are its only clients.

Pursuant to a Management Agreement, each of the Funds pay the adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets.  The adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2015 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class or Investor Class shares, respectively, of each Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Funds within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Funds’ Board of Trustees, on 60 days written notice to the Funds’ adviser.  Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the Management Agreement will be available  in the Funds’ first annual or semi-annual shareholder report.

SUB-ADVISER:  Checchi Capital Advisers, LLC (“CCA”), located at 190 North Canon Dr., Suite 402, Beverly Hills, CA 90210, serves as sub-adviser to the Funds.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of each Funds’ investment portfolio according to each Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, CCA is entitled to receive an annual sub-advisory fee equal to 0.25% of each Fund's average daily net assets.   The sub-adviser is paid by the adviser, not the Funds directly.  The sub-adviser was registered with the SEC in 2007.  As of the date of this prospectus, it had approximately $200 million in assets under management.

PORTFOLIO MANAGERS:

The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation structure, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Funds.

HOW SHARES ARE PRICED

Each Fund's assets are generally valued at their market value using market quotations.  The Funds may use pricing services to determine market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the net asset value ("NAV") is calculated) that materially affects fair value, the investment adviser will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser or sub-adviser may need to price the security using the Funds’ fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Funds may invest in ETFs and other investment companies ("Underlying Funds").  Each Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when the Funds’ shares are not priced, the value of securities held by the Funds can change on days when the Funds’ shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

SHARE CLASSES:

This Prospectus describes one class of shares offered by each Fund.  Institutional Class Shares and Investor Class Shares for each Fund are offered under a separate prospectus.  For information on ongoing distribution fees, see Distribution Fees on page __ of this Prospectus.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase.  Each class of shares in a Fund represents an interest in the same portfolio of investments in the Fund.  The Funds’ share classes may not be available for purchase in all states.

[Load Class] Shares:  [Load Class shares] are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the [Load Class] shares and the minimum subsequent investment are set forth below.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one Fund, you should notify the Fund of your combined [Load Class] purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of [Load Class] shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	[5.25%]	[____%]	[____%]
$50,000 but less than $100,000	[4.25%]	[____%]	[___%]
$100,000 to $249,999	[3.25%]	[____%]	[____%]
$250,000 to $499,999	[2.25%]	[____%]	[____%]
$500,000 to $999,999	[2.00%]	[____%]	[____%]
$1,000,000 and above	None	None	None

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The adviser shall reimburse the Distributor up to 1.00% in connection with commissions retained by authorized broker-dealers on purchases of [Load Class] shares over $1 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in [Load Class] shares.

As shown, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Fund shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy [Load Class] Shares without a sales charge (i.e. "load-waived") when you are:

· reinvesting dividends or distributions;

· participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

· exchanging an investment in [Load Class] Shares of another fund for an investment in the Fund;

· a current or former director or trustee of the Trust;

· an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's adviser, sub-adviser or its affiliates, or of a broker-dealer authorized to sell shares of such funds;

· purchasing shares through the Fund's adviser, sub-adviser or friends and family of the Fund’s adviser or sub-adviser; or

· purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

MINIMUM INVESTMENTS:  The minimum initial and subsequent investment are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
[Load]	[$2,500]	[$2,500]	[$100]	[$100]

The Funds and the adviser reserve the right to waive any minimum investment requirement.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OPENING AN ACCOUNT:

The Funds are each a separate series of CCA Investments Trust (the "Trust") and you may purchase shares directly from the Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of the Funds.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Funds’ transfer agent at 1-800-595-4866 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Funds should be intended as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading.  The Funds also reserve the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Funds, please call 1-800-595-4866.

You may buy shares on any "business day."  Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Funds are sold at net asset value ("NAV") per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  Each Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

CCA Investments Trust

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

Purchases orders received in "proper form" by the Funds’ transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to CCA Investments Trust or the respective Fund are considered third-party checks.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund's agent) each have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-800-595-4866 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

AUTOMATIC INVESTMENT PLANS:

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in Investor Class shares of the Funds from your bank or savings account.

OTHER PURCHASE INFORMATION:

If your wire does not clear, you will be responsible for any loss incurred by the Funds.  If you are already a shareholder, each Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Funds.

The Funds may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption order on its behalf.  Each Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES:

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request.  The Funds also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-800-595-4866 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.  The Funds will not make checks payable to any person other than the shareholder(s) of record.

Shares of the Funds may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL:

You may redeem any part of your account in the Funds by mail at no charge.  Your request, in proper form, should be addressed to:

CCA Investments Trust

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

TELEPHONE REDEMPTIONS:

You may redeem any part of your account in a Fund by calling the transfer agent at 1-800-595-4866.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion.  If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS IN KIND:

The Funds reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

ADDITIONAL REDEMPTION INFORMATION:

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-595-4866.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.

Low Balances: Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require that you redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Funds also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Funds discourage excessive short-term trading in Fund shares and do not intend to accommodate such trading activity by investors.  The Funds consider excessive short-term trading to be any pattern of frequent purchases and redemptions of a Fund’s shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund’s portfolio or result in increased brokerage and administrative costs.  The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a 2% redemption fee on shares sold within 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds' Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

The Funds and the adviser reserve the right to modify or eliminate the redemption fee at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.  The Funds and the adviser also reserve the right to waive the redemption fee for any shareholder if the circumstances warrant.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS:

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Each Fund intends to distribute dividends and capital gains at least annually. These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Funds. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Funds' transfer agent at 1-800-595-4866 or send a written notification to:

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES:

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Funds anticipate that distributions will be primarily taxed as ordinary income. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Funds may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

DISTRIBUTOR:  Arbor Court Capital, LLC (“Arbor Court”), 2000 Auburn Drive, Suite 120, Beachwood, Ohio 44122 is the distributor for the shares of the Funds.  Arbor Court is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:  The Funds' distributor, its affiliates, and the Funds' adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

HOUSEHOLDING:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-595-4866 on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of each Fund’s operations.  The financial highlights are for other share classes (Institutional Class and Investor Class) of the Fund because the [Load Class] shares described in this prospectus were not in operation until the date of this prospectus. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost)on an investment in each Fund (assuming reinvestment if all dividends and distributions).  This information for each Fund has been derived from the funds’ unaudited semi-annual report to shareholders and financial statements audited by BBD, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ November 30, 2013 annual report, which is available upon request.

[To be included on amendment]

PRIVACY NOTICE

CCA INVESTMENTS TRUST

FACTS	WHAT DOES THE CCA INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the CCA Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does CCA Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE
(continued)

CCA INVESTMENTS TRUST

What we do:
How does the CCA Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the CCA Investments Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and non-financial companies.

•

The CCA Investments Trust's only affiliates are its investment adviser, Checchi Capital Fund Advisers, LLC and the sub-adviser, Checchi Capital Advisers, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The CCA Investments Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The CCA Investments Trust doesn’t jointly market.

CCA CORE RETURN FUND

CCA AGGRESSIVE RETURN FUND

Board of Trustees

Adam D. Checchi, Chairman

Brian Cohen

Matthew Hart

Eric Fleiss

Investment Adviser

Checchi Capital Fund Advisers, LLC

Sub-Adviser

Checchi Capital Advisers, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

US Bancorp Fund Services, LLC

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

BBD, LLP

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates.  Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Funds as of the latest semi-annual or annual fiscal year end.

Call the Funds at 1-800-595-4866 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information about the Funds at the internet site www.ccafunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22655

926424.4

CCA CORE RETURN FUND

EACH A SEPARATE SERIES OF CCA INVESTMENTS TRUST

[Load Class]	Shares	[____]

CCA AGGRESSIVE RETURN FUND

EACH A SEPARATE SERIES OF CCA INVESTMENTS TRUST

[Load Class]	Shares	[____]

STATEMENT OF ADDITIONAL INFORMATION

[___________, 2014]

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus for the CCA Core Return Fund and the CCA Aggressive Return Fund (individually a “Fund”, or collectively the “Funds”) dated [___________, 2014].  The Fund’s Prospectus is incorporated herein by reference into this SAI (i.e., legally made a part of this SAI).  Copies of the Prospectus can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-800-595-4866 or by visiting www.ccafunds.com.

DESCRIPTION OF THE TRUST AND THE FUNDS

The Funds were each organized as diversified series of CCA Investments Trust (the "Trust") on September 6, 2012 and commenced operations on December 26, 2012.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 6, 2012 (the "Trust Agreement").  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The CCA Core Return Fund and the CCA Aggressive Return Fund are the only series currently authorized by the Trustees.  Each Fund is a diversified fund; this is a fundamental policy and will not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.  The investment adviser to the Funds is Checchi Capital Fund Advisers, LLC (the  “CCFA”), and Checchi Capital Advisers, LLC (“CCA”) is the sub-adviser to the Funds.

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of each Fund and the transfer agent for the account of the shareholder.  The Funds each currently offer three classes of shares:  Institutional Class, Investor Class, and [Load Class].   The Institutional Class and Investor Class are offered in a separate SAI.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of each Fund have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Funds’ assets, see "How to Purchase Shares" and "How Shares are Priced" in the Prospectus and "Pricing of Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques the Funds may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks are also discussed here.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Funds may invest in closed-end investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the adviser or sub-adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds' investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The adviser and sub-adviser consider corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the sub-adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Funds may invest in both investment grade or below investment grade, secured and unsecured, corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The adviser or sub-adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to a Fund.

Depositary Receipts

The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, they continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.  ADRs, EDRs and GDRs may be sponsored or unsponsored.  The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.  Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the adviser or sub-adviser.  As a result, the return and net asset value of the Funds will fluctuate.  Securities in the Funds’ portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Funds may invest in a range of exchange-traded funds ("ETFs").  ETFs may include, but are not limited to, Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50.  Additionally, the Funds may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A Mid Cap SPDR is similar to a SPDR except that it tracks the performance of the S&P Mid Cap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust's shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barclays").  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclays U.S. Aggregate Index and the Barclays 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly-traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Barclays bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Funds invest more heavily in a particular sector, the value of their respective shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Funds may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's adviser believes it is in the fund's interest to do so.  A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believes that, in the event of the termination of an underlying ETF the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Funds invest in a sector product, the Funds will be subject to the risks associated with that sector.

Foreign Securities

Both Funds intend to invest in foreign securities which may be traded in foreign securities markets or trading in domestic markets through an American Depositary Receipt (ADR) (as described above). Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly-available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Foreign Government Debt Securities

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments or principal and interest and declared moratoria on the payment of principal and interest of their sovereign debt.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

High Yield Securities

The Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on the Funds' investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Funds may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely-tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority ("FINRA").

Under guidelines adopted by the Trust's Board, the Funds’ adviser or sub-adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser or sub-adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser or sub-adviser will also determine that the paper (a) is not traded flat or in default as to principal and interest, and (b) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the adviser and sub-adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Leverage

The Funds may utilize leverage or invest in leveraged underlying funds.  Borrowing magnifies the potential for gain or loss of a Fund, and therefore increases the possibility of a fluctuation in the Fund’s net asset value (“NAV”).  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Fund compared with what it would have been without borrowing.

Master Limited Partnerships

The Funds may invest in Master Limited Partnerships (“MLPs”).  MLP investments will be focused in the energy sector.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  Additional risks include the following.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.  Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.

MLPs are also subject to risks that are specific to the industry they serve.  MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Funds’ shares.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government -related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets.  The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.  These payment caps may result in negative amortization.  The value of mortgage securities in which the Funds may invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans.  Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds may invest to be shorter than the maturities stated in the underlying mortgages.

Municipal Securities

The Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Funds may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio and to generate income or gain for the Funds.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The ability of the Funds to successfully utilize options will depend on the sub-adviser's ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

The CCA Aggressive Return Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund's custodian consisting of liquid securities or liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the CCA Aggressive Return Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits cash or liquid securities in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The CCA Aggressive Return Fund may write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

Both Funds may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Funds may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Funds would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Funds will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the adviser or sub-adviser may incorrectly analyze the security, resulting in a loss to the Funds.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Funds.

Real Estate Investment Trusts ("REITs")

The Funds may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading;

•

more abrupt or erratic price movements than larger company securities; and

•

in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Funds may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The sub-adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.  The Funds may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Funds may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Funds may enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Funds under the 1940 Act.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Funds will monitor the account to ensure that the market value of the account equals the amount of a Fund's commitment to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The adviser and sub-adviser believe rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the adviser or sub-adviser might miscalculate their value resulting in a loss to the Funds. Another risk is the underlying common stock may not reach the adviser's or sub-adviser’s anticipated price within the life of the right.

Short Sales

The Funds may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which a Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Funds are obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Funds are required to replace the borrowed security may be more or less than the price at which the security was sold by the applicable Fund.  Until the security is replaced, the Funds are required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Funds may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Funds also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Funds will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until a Fund closes the short position, the Funds also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit a Fund's potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replaces the borrowed security.  A Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Funds may be required to pay in connection with the short sale.  There can be no assurance that the Funds will be able to close out a short position at any particular time or at an acceptable price.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds' sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds' investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Structured Notes, Bonds and Debentures

The Funds may invest in structured notes, bonds and debentures.  Typically, the value of the principal and/or interest on these instrument is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree or market risk and volatility than other types of debt obligations.

Underlying Funds

The Funds may also invest in exchange traded funds (“ETFs”), other mutual funds, or closed end funds (collectively “Underlying Funds”).  Investments in Underlying Funds involve duplication of investment advisory fees and certain other expenses.  In addition, because certain Underlying Funds are listed on national stock exchanges and are traded like equity securities listed on an exchange, their shares potentially may trade at a discount or a premium.  Investments in Underlying Funds may also be subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

U.S. Government Securities

The Funds may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Funds' investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is that the sub-adviser might miscalculate their value, resulting in a loss to the Funds.  Another risk is the warrants will not realize their value because the underlying common stock does reach the sub-adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Funds' custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of the Funds’ investment objective. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds' liquidity and the ability of the sub-adviser to manage them may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Portfolio Turnover

Each of the Funds may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to both of the Funds and are fundamental ("Fundamental") (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund).  As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not underwrite securities of other issuers, except  to the extent  a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.  Real Estate.  The Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing, selling  and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries, except as permitted by the SEC.  This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities, or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to each of the Funds and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on "margin."  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Funds are the only series in the "Fund Complex."  The Board will generally meet four times a year to review the progress and status of the Funds.

Board Leadership Structure

The Trust is led by its President, Mr. Adam D. Checchi.  Mr. Checchi is an interested person by virtue of his controlling interest in Checchi Capital Fund Advisers, LLC and Checchi Capital Advisers, LLC (the Trust's investment adviser and sub-adviser).  The Board of Trustees is comprised of Mr. Checchi and two "Independent Trustees" (those persons who are not interested persons of the Trust as defined in the 1940 Act).   The Independent Trustees have not selected a Lead Independent Trustee.  It was determined by the Board that due to its size (four Trustees), the size of the Fund Complex (two Funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee.”  The Independent Trustees believe that they have the ability to provide appropriate oversight to the operations of the Funds.  Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, Mr. Checchi, in his capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have an executive leader of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that Mr. Checchi, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder because of the Board's collective business acumen and awareness of the regulatory framework under which investment companies must operate.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC.  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Checchi and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board expects to regularly engage in discussions of risk management and receive compliance reports to inform its oversight of risk management from the Trust’s Chief Compliance Officer (the “CCO”) at its quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  The Funds are subject to a number of risks, such as investment risk, valuation risk, operational risk, leverage risk and legal, compliance and regulatory risk.  The Trust, the adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees will require management of the adviser and the Trust, including the CCO, to report to the Board on a variety of matters at regular and special meetings.  The Board and the Audit Committee will receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees will meet separately with the CCO outside the presence of management to discuss issues related to compliance.  Furthermore, the Board expects to receive a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board will also receive quarterly reports from the adviser and the administrator on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities, the amount of leverage and other operational and compliance matters.  In addition, in its review of the Funds’ Management Agreements and related Sub-Advisory Agreements, the Board reviews information provided by each of the adviser and sub-adviser relating to its operational capabilities, financial condition and resources.  The Board will also be provided with copies of the administrator’s reports on internal controls, which cover fund accounting and transfer agency operations.  The Board will conduct an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the adviser, the sub-adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the adviser, the sub-adviser or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Checchi has over ten years of business experience in the investment business.  He worked as an investment banker at Goldman Sachs & Company and founded Checchi Capital Advisers, LLC, a registered investment adviser, in 2007.  Mr. Brian Cohen has served in the financial industry as Operating Partner of Altamont Capital Partners (a private equity firm) since 2011, interim CEO of McGraw Group of Affiliated Companies (insurance) from May, 2012 to November, 2012, and the President and CEO of Strategic Growth Advisors, LLC, an insurance consulting firm, since 2009.  Mr. Cohen was previously the President and CEO of Clear Technology (a software company).  Mr. Matthew Hart has over 30 years of business experience, most recently serving as President of Hilton Hotels Corporation from 2004-2007 and 25 years of experience in the financial markets as a senior financial executive at Marriott Hotels Corporation, the Walt Disney Company and Hilton Hotels Corporation.  Mr. Hart also possesses a strong understanding of finance and accounting through his service on the Boards of US Airways, Air Lease Corporation and Great American Group.  Mr. Eric Fleiss has over [___] years of business experience.  He has worked since 2005 with Regent Properties, a real estate firm which specializes in residential, commercial, industrial, and investment services, where he currently serves as President.   The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience of each Trustee makes each Trustee highly qualified.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

Name, Address and Age [1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Brian S. Cohen Age: 54	Trustee	Indefinite; November 30, 2012 to present	Operating Partner, Altamont Capital Partners (since 2011); President and CEO of Pacific Specialty Insurance Company, Pacific Specialty Property Casualty Company, Western Service Contract Corporation, and the McGraw Company (May, 2012 to November, 2012); President and CEO of Strategic Growth Advisers, LLC (since 2009)	2

Pacific Specialty Insurance Company (since 2012); Pacific Specialty Property Casualty Company (since 2012); Western Service Contract Corporation (since 2012); The McGraw Company (since 2012); Strategic Growth Advisers, LLC (since 2009)

Matthew J. Hart Age: 61	Trustee	Indefinite; November 30, 2012 to present	President, Hilton Hotel Corporation (1995-2007); retired since 2007.	2	US Airways, American Airlines (since 2006); Air Lease Corporation (since 2010); Great American Group (since 2009); American Homes 4 Rent (since 2013)
Eric R. L. Fleiss Age: 39	Trustee	Indefinite; October 17, 2013 to present	President, Regent Properties (since 2010); Vice President, Regent Properties (2005-2010).	2

1 Unless otherwise specified, the mailing address of each Trustee is c/o CCA Investments Trust, 190 North Canon Drive, Suite 402, Beverly Hills, CA 90210.

2 The "Fund Complex" consists of CCA Investments Trust.

Each Trustee who is not affiliated with the Trust, the adviser or the sub-adviser receives $5,000 per year.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age [1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Adam Checchi [2] Age: 37	President and Trustee	Indefinite; September 30, 2012 to present	Founder and Managing Member, Checchi Capital Advisers, LLC (since 2007).	2
Wesley Gallup Age: 32	Treasurer	Indefinite; November 30, 2012 to present	Director of Operations, Checchi Capital Advisers, LLC (since 2009); Portfolio Manager, Eden Capital Management Partners, L.P. (2006-2009).	n/a	n/a
David E. Scott Age: 42	Chief Compliance Officer	Indefinite; November 30, 2012 to present

Managing Member, D.E. Scott & Associates, LLC (since 2005); Chief Compliance Officer, WY Funds Trust (since 2008); USA Mutual Trust (since 2007); Chief Compliance Officer, Strategic Value Partners, LLC (2004-2005); Managing Director, IMRC Group (2003-2004).

				n/a	n/a
Julie Collins Age: 28	Secretary	Indefinite; November 30, 2012 to present	Vice President of Product Development, Checchi Capital (since 2012); Associate, J.P. Morgan Private Bank (2008-2012).	n/a	n/a

1 Unless otherwise specified, the address of each Trustee and officer is c/o CCA Investments Trust, 190 North Canon Drive, Suite 402, Beverly Hills, CA 90210

2 Mr. Checchi is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Funds’ investment adviser and sub-adviser.

Board Committees

The Board of Trustees has an Audit Committee that is composed of the Independent Trustees of the Trust.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Funds’ independent auditor and whether to terminate this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the independent auditor’s independence; pre-approving audit and non-audit services provided by the independent auditor to the Trust; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the adviser or MSS that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing and considering any significant disputes between the Trust’s management and the independent auditor that arise in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust’s senior executives, the effectiveness of the Trust’s internal accounting controls; reviewing, in consultation with the Funds’ independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters.

The Trust's Audit Committee consists of Brian S. Cohen, Matthew J. Hart and Eric Fleiss.  Neither of the Audit Committee members is an "Interested" person as defined in the 1940 Act.

The Board of Trustees does not have a nominating or compensation committee or any committee performing similar functions.  The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees.  The Trust does not currently consider nominees recommended by shareholders.

Compensation

Each Trustee who is not affiliated with the Trust, the adviser or the sub-adviser receives $5,000 per year.   The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation it received by the Trustees from the Trust during the fiscal period ended November 30, 2013. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Directors
Adam D. Checchi	none	none	none	none
Brian S. Cohen	[$5,000]	none	none	[$5,000]
Matthew J. Hart	[$5,000]	none	none	[$5,000]
Eric Fleiss	[$____]	none	none	[$____]

*The term "Fund Complex" refers to CCA Investments Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 321, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Brian S. Cohen
Matthew J. Hart
Eric Fleiss
Adam Checchi
Wesley Gallup
David E. Scott
Julie Collins

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with the adviser and sub-adviser.

Trustee and Management Ownership

[As of December 31, 2013, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Fund.]

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Trust, Distributor, the adviser and sub-adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code.  The personnel of the Trust, the adviser and sub-adviser are subject to the Code of Ethics when investing in securities that may be purchased, sold or held by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

[As of the date of this Statement of Additional Information, other than Kathryn D. and Alfred Attilio Checchi, no shareholder of record owned 5% or more of the outstanding shares of either Fund.]  [to be updated on amendment].

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Checchi Capital Fund Advisers, LLC (“CCFA”) as the investment adviser to the Fund.  Adam D. Checchi beneficially owns more than 25% of the adviser and is deemed to control the adviser.

Subject to the supervision and direction of the Trustees, the adviser oversees the Funds' securities and investments to be sure they are made in accordance with the Funds' stated investment objectives and policies.  The fee paid to the adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Funds, and the adviser.  Pursuant to the Management Agreements, each Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets.    During the fiscal period ended November 30, 2013 the CCA Core Return Fund paid $_____ in advisory fees and the CCA Aggressive Return Fund paid $_______ in advisory fees..

Under the Management Agreements, the adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds' current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the adviser.  The adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the adviser, and all personnel of the Funds or the adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 30, 2012.

Expenses not expressly assumed by CCFA under the Management Agreement or an expense limitation agreement described below are paid by the Funds. Under the terms of the Management Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the adviser or the sub-adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Funds and of pricing the Funds' shares, (d) fees and expenses of the shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Funds, (e) the charges and expenses of legal counsel and independent accountants for the Funds, (f) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (g) all taxes and corporate fees payable by the Funds to governmental agencies, (h) expenses incurred directly or indirectly in connection with the sale or distribution of the Funds' shares that the Funds are authorized to pay pursuant to Rule 12b-1, (i) the cost of share certificates representing shares of the Funds, (j) the cost of fidelity and liability insurance, (k) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC, qualifying their shares under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes, (l) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Funds who are directors, officers or employees of the adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (m) the Funds' share of the Trust's organizational expenses and (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through [March 31, 2015,] to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets attributable to the Institutional Class or Investor Class shares, respectively, of each Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Funds' Board of Trustees, on 60 days written notice to the Funds' adviser.  Fee waiver and reimbursement arrangements can decrease the Funds' expenses and boost its performance.

The Management Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Fund’s most recent semi-annual report to shareholders.

Sub-Adviser and Sub-Advisory Agreement

The adviser has engaged Checchi Capital Advisers, LLC (“CCA”), 190 North Canon Dr., Beverly Hills, CA 90210, to serve as sub-adviser to the Funds.  The sub-adviser is an affiliate of and under common control with the adviser.  The sub-adviser is responsible for selecting investments and assuring that investments are made according to the Funds’ investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that the sub-adviser will formulate and implement a continuous investment program for the Funds, in accordance with each Fund's objective, policies and limitations and any investment guidelines established by the adviser or the Board of Trustees. The sub-adviser will, subject to the supervision and control of the adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Funds, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The sub-adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.  Pursuant to a Sub-Advisory Agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee on each Fund's average daily net assets equal to 0.25%.  The sub-adviser is paid by the adviser, not the Funds.  [During the fiscal period ended November 30, 2013, the sub-adviser received $_____. with respect to the CCA Core Return Fund and $_______ with respect to the CCA Aggressive Return Fund.]

The Sub-Advisory Agreement continues in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the adviser or the sub-adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Portfolio Managers

Adam Checchi and Samuel Pfister are the portfolio managers responsible for the day-to-day management of each of the Funds.  As of November 30, 2013, Mr. Checchi was responsible for the management of the following other types of accounts for CCA (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	[150]	[$200,000,000]	0	0

As of November 30, 2013, Mr. Pfister was responsible for the management of the following other types of accounts for CCA (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	[150]	[$200,000,000]	0	0

Conflicts of Interest

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients.  These accounts include the Funds and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds.  In those instances, the portfolio managers may have an incentive to favor the higher fee account over the Funds.  The sub-adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the sub-adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Each portfolio manager's compensation is based on salary and a discretionary bonus that is not tied to the performance of the Funds.  In the case of Mr. Checchi, he also receives a share of the profits of the sub-adviser, as a beneficial owner of the firm.  Because the Funds recently commenced operations, Mr. Checchi and Mr. Pfister have not received any compensation from the Funds as of the date of this SAI.

Distributor

Arbor Court Capital, LLC, located at 2000 Auburn Drive, Suite 120, Beachwood, OH 44122 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, each state's securities laws and is a member of FINRA. The offering of the Funds' shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Underwriting Agreement, unless sooner terminated, continues from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended November 30, 2013:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
CCA Core Return Fund	$0	$0	$0	$0
CCA Aggressive Return Fund	$0	$0	$0	$0

[The Distributor may also receive contingent deferred sales charges.]

[The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.]

Custodian

US Bancorp Fund Services, LLC, 1555 N. River Center Drive, MK-WI-S302, Milwaukee, Wisconsin 53212, serves as the Funds' custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC ("MSS"), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

In addition, MSS provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of the Funds.  These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and for assets above $300 million the annual fee is $70,450 plus .005% on assets greater than $300 million.  The Trust will receive a discount ranging from 10% to 50% depending on the net assets of each Fund until the Trust reaches $10 million in assets.  Empirical Administration, LLC, an affiliate of MSS, also provides asset and income diversification testing, preparation of board materials and meeting minutes for an additional $600 per month.  [During the fiscal period ended November 30, 2013, MSS earned $_____ for its services to the Fund].

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the sub-adviser is responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions.  In placing portfolio transactions, the sub-adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The sub-adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The sub-adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the sub-adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the sub-adviser  determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The sub-adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the sub-adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds' shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effects securities transactions may also be used by the sub-adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the sub-adviser in connection with its services to the Funds.  Although research services and other information are useful to the Funds and the sub-adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the sub-adviser that the review and study of the research and other information will not reduce the overall cost to the sub-adviser of performing its duties to the Funds under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the sub-adviser’s clients seek to purchase or sell the same security at or about the same time, the sub-adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The sub-adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the sub-adviser believes an adjustment is reasonable.  [For the fiscal period ended November 30, 2013, the CCA Core Return Fund paid $_________ in brokerage commissions and the CCA Aggressive Return Fund paid $_______].

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may also, from time to time, list the Funds' top ten holdings on its website.  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-Q with the SEC.  The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the adviser, sub-adviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds.  The adviser, sub-adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.  The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the adviser, the sub-adviser, the Distributor, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds' shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the adviser or sub-adviser, or any affiliated person of the Funds or the adviser or sub-adviser. Additionally, the adviser, the sub-adviser and any affiliated persons of the adviser, or sub-adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds' portfolio holdings.  The Funds' Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  "Conditions of Confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds' adviser, sub-adviser, Distributor, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds' portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Funds' portfolio holdings and will provide sufficient protection against personal trading based on the information.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of the Funds.  Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

You may buy shares on any "business day."  Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when the NYSE is closed, other than customary weekend and holiday closings;

(b)

when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)

when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

The Funds may purchase shares of ETFs/Underlying Funds which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Funds were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee/Market Timing

The Funds discourage and do not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Funds’ shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Funds’ transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Funds.  A 2.00% fee will be assessed against investment proceeds withdrawn within 60 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Funds.  The redemption fee is applied uniformly in all cases.

While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Funds.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.  If the Funds become aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition to the redemption fee, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Funds or its shareholders or if the Funds thinks that trading is abusive.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

o

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

o

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

o

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

o

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

o

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

o

other types of redemptions as the adviser or the Trust may determine in special situations and approved by the Fund's or the adviser's Chief Compliance Officer.

Pricing of Shares

The net asset value ("NAV") of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  For a description of the methods used to determine the net asset value, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser or sub-adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser or sub-adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the adviser or sub-adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser or sub-adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN KIND

The Funds do not intend to redeem shares in any form except cash.  Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of each Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes.. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds defer losses to the Funds cause adjustments in the holding periods of the Funds' securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds' hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds' book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds' remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a  "qualified electing fund" ("QEF election"), in which case the Funds will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds' taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

The Funds' transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds' shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds' to the adviser or its designee.  The adviser or its designee will vote such proxies in accordance with its proxy policies and procedures. In some instances, the adviser or its designee may be asked to cast a proxy vote that presents a conflict between the interests of the Funds' shareholders, and those of the adviser or its designee or an affiliated person of the adviser or its designee.  In such a case, the Trust's policy requires that the adviser or its designee abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The adviser or its designee shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser's (or sub-adviser's) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the adviser or its designee, is most consistent with the adviser’s or its designee’s proxy voting policies and in the best interests of Funds’ shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Funds' vote will be cast.

The sub-adviser’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-800-595-4866.  The information also will be available on the SEC's website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-800-595-4866 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, 1835 Market Street, 26th Floor, , Philadelphia, Pennsylvania, as its independent registered public accounting firm for the current fiscal year.  the firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio  45202 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report of the Funds for the fiscal year ended November 30, 2013.  You can obtain a copy of the Annual Report without charge by calling the Funds at 1-800-595-4866.

APPENDIX A

PROXY VOTING POLICY OF THE SUB-ADVISER

The Board of Trustees has adopted proxy voting procedures that delegate to the adviser and sub-adviser of the Funds (“Checchi Capital”) the authority to vote proxies, subject to the supervision of the Board of Trustees.  In addition, the Board of Trustees authorized Checchi Capital to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf.   The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of Checchi Capital and the Funds with regard to a proxy vote, a majority of the Independent Trustees will be responsible for resolving the conflict.

Checchi Capital, subject to oversight by the Board of Trustees, seeks to ensure that all voting decisions, particularly those that may involve a potential conflict of interest with the Funds’ principal underwriter or any affiliated person of the Funds, are made consistent with Checchi Capital’s fiduciary duty to the Funds and their shareholders.

Checchi Capital votes proxies in a manner designed to maximize the value of a Fund’s investment.  Checchi Capital generally votes in accordance with management’s recommendations.  If Checchi Capital believes management is not acting on behalf of the best interests of the Fund and its shareholders, Checchi Capital will not vote with management.  When voting, the following factors are taken into consideration:

•

the period of time over which the voting shares of the Fund are expected to be held;

•

the size of the position;

•

the costs involved in the proxy proposal;

•

the existing governance documents of the affected company; and

•

the affected company’s management and operations.

For investments made by the Funds in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Funds must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by a Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-595-4866 and by accessing the SEC’s website at www.sec.gov.  The Funds will send a description of their proxy voting policies and procedures within three business days of receipt of a request.

926423.3

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i)

Registrant's Agreement and Declaration of Trust, filed as an exhibit to the Registrant’s Registration Statement on September 27, 2012, is hereby incorporated herein by reference.

(ii)

Registrant’s Amendment No. 1 to Agreement and Declaration of Trust, filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(b) By-Laws. Registrant's By-Laws as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)

Management Agreement between the Trust on behalf of the CCA Core Return Fund and the Adviser filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(ii)

Management Agreement between the Trust on behalf of the CCA Aggressive Return Fund and the Adviser filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(iii)

Expense Limitation Agreement between the Adviser and the Trust on behalf of the CCA Core Return Fund filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(iv)

Expense Limitation Agreement between the Adviser and the Trust on behalf of the CCA Aggressive Return Fund filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(e) Underwriting Contracts. Underwriting Agreement filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(h) Other Material Contracts.

(i)Transfer Agent Agreement filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(ii) Fund Accounting Agreement filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(iii) Amendment to MSS Fund Accounting Agreement filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(i) Legal Opinion. Legal Opinion and Consent of Thompson Hine LLP filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(j) Other Opinions. Consent of Independent Registered Public Accounting Firm filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreements between the Trust on behalf of each of the Funds and the Initial Investor filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(m) Rule 12b-1 Plans.

(i)

CCA Core Return Fund Investor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(ii)

CCA Aggressive Return Fund Investor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(n) Rule 18f-3 Plan. Rule 18f-3 Plan filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference

(o) Reserved.

(p) Code of Ethics. Code of Ethics for CCA Investments Trust, Checchi Capital Fund Advisers, LLC, and Checchi Capital Advisers, LLC filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

(q) Powers of Attorney. Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 on December 21, 2012, is hereby incorporated by reference.

Item 29. Control Persons. Checchi Family Trust, which is beneficially owned by Kathyrn D. Checchi and Alfred A. Checchi.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2012, Section 10 of the Underwriting Agreement filed herewith as Exhibit 28(e), Article X of the Custody Agreement filed herewith as Exhibit 28(g) and Section 5 of the Transfer Agent Agreement and Section 3 of the Fund Accounting Agreement, filed herewith as Exhibits 28(h)(i) and (ii).  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Checchi Capital Fund Advisers, LLC, 190 North Canon Dr., Suite 402, Beverly Hills, CA 90210, is a registered investment adviser.  Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Advisor’s Form ADV, file number 801-77371.

Checchi Capital Advisers, LLC, 190 North Canon Dr., Suite 402, Beverly Hills, CA 90210, is a registered investment adviser.  Additional information about the Sub-Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Sub-Adviser’s Form ADV, file number 801-67727.

Item 32. Principal Underwriter.

(a) Arbor Court Capital, LLC, the principal underwriter to the CCA Core Return Fund and CCA Aggressive Return Fund also acts as principal underwriter for the following investment companies: Tea Leaf Investment Trust and Elessar Investment Trust.

(b) Arbor Court Capital, LLC (“Arbor Court”) is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Arbor Court is 2000 Auburn Drive, Suite 120, Beachwood, OH 44122. To the best of Registrant’s knowledge, the following are the members and officers of Arbor Court:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Christopher R. Barone	President	None
Gregory B. Getts	Vice President	None
David W. Kuhr	Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Item 34. Management Services. Not applicable.

Item 35. Undertakings.  None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 3rd day of February, 2014.

CCA Investments Trust

By: /s/ Donald S. Mendelsohn

Donald S. Mendelsohn, Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on February 3, 2014.

Name	Title
Adam Checchi*	Trustee, President and Principal Executive Officer
Wes Gallup*	Treasurer and Principal Financial Officer
Matthew Hart*	Trustee
Brian Cohen*	Trustee

*By: /s/ Donald S. Mendelsohn

Donald S. Mendelsohn, Attorney-in-Fact

Exhibit Index

None.

879855.2